AMENDMENT TO
                                  ------------
                            PARTICIPATION AGREEMENT
                            -----------------------
                                     AMONG

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY,

                                   PROFUNDS,

                                      AND

                              PROFUND ADVISORS LLC



     In accordance with the Participation Agreement dated April 12, 2001 ("Agreement") by and among Golden American Life Insurance Company, ProFunds and ProFund Advisors LLC, attached is an amended Schedule A as of September 2, 2003.


                             Golden American Life Insurance Company

                              By: /s/ David L. Jacobson
                                 ----------------------


                             ProFunds

                              By: /s/ Louis M. Mayberg
                                 ---------------------


                             ProFund Advisors LLC

                              By: /s/ Michael L. Sapir
                                 ---------------------

                                                     SEPTEMBER 2, 2003

                                   SCHEDULE A
                                   ----------

                                   ACCOUNT(S)
                                   ---------
                               Separate Account B

                                  CONTRACT(S)
                                  -----------
                                  GOLDENSELECT
                                     Access
                                   Access One
                                    DVA Plus
                                      DVA
                                 DVA Series 100
                                      ESII
                                  Generations
                                    Landmark
                                  Premium Plus
                              Galaxy Premium Plus
                                     Value

                                  SMARTDESIGN
                                   Advantage
                                Variable Annuity
                              Variable Annuity-NY

                            DESIGNATED PORTFOLIO(S)
                            -----------------------
                                ProFund VP Bull
                              ProFund VP Europe 30
                             Pro Fund VP Small-Cap
                      ProFund VP Rising Rates Opportunity